UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2005
Discover Card Master Trust I
(Exact name of registrant as specified in charter)

Delaware	0-23108	51-0020270
(State of	(Commission	(IRS Employer
Organization)	File Number)	Identification No.)

c/o Discover Bank
12 Read’s Way
New Castle, Delaware	19720
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (302) 323-7434
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On December 14, 2005 the registrant made available to investors a prospectus supplement, dated December 9, 2005, and prospectus, dated October 6, 2005, with respect to the issuance of $700,000,000 aggregate principal amount of Series 2005-4 Floating Rate Class A, Subseries 1 Credit Card Pass-Through Certificates, $36,843,000 aggregate principal amount of Series 2005-4 Floating Rate Class B, Subseries 1 Credit Card Pass-Through Certificates, $800,000,000 aggregate principal amount of Series 2005-4 Floating Rate Class A, Subseries 2 Credit Card Pass-Through Certificates and $42,106,000 aggregate principal amount of Series 2005-4 Floating Rate Class B, Subseries 2 Credit Card Pass-Through Certificates of Discover Card Master Trust I (the “Trust”) pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of November 3, 2004, between Discover Bank (“Discover”) as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, and the Series Supplement for Series 2005-4, to be dated as of December 16, 2005, between Discover as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.
     In connection with the issuance of Series 2005-4, Latham & Watkins LLP, counsel to Discover and the Trust, has delivered (i) an opinion to Discover (as originator of the Trust), dated December 14, 2005, regarding the legality of the Series 2005-4 Floating Rate Class A, Subseries 1 Credit Card Pass-Through Certificates, the Series 2005-4 Floating Rate Class B, Subseries 1 Credit Card Pass-Through Certificates, the Series 2005-4 Floating Rate Class A, Subseries 2 Credit Card Pass-Through Certificates and the Series 2005-4 Floating Rate Class B, Subseries 2 Credit Card Pass-Through Certificates upon issuance and sale thereof on December 16, 2005; and (ii) an opinion to Discover (as originator of the Trust), dated December 14, 2005, as to certain federal tax matters concerning the Series 2005-4 Floating Rate Class A, Subseries 1 Credit Card Pass-Through Certificates, the Series 2005-4 Floating Rate Class B, Subseries 1 Credit Card Pass-Through Certificates, the Series 2005-4 Floating Rate Class A, Subseries 2 Credit Card Pass-Through Certificates and the Series 2005-4 Floating Rate Class B, Subseries 2 Credit Card Pass-Through Certificates. A copy of the opinion as to legality is attached as Exhibit 5, and the opinion as to certain tax matters is attached as Exhibit 8.

Item 9.01	Exhibits

Exhibit No.	Description

Exhibit 5	Opinion of Latham & Watkins LLP.

Exhibit 8	Opinion of Latham & Watkins LLP as to certain federal tax matters concerning the Class A Certificates and Class B Certificates of Subseries 1 and Subseries 2 of Series 2005-4.

Exhibit 23	Consent of Latham & Watkins LLP (included in Exhibit 5).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Card Master Trust I (Registrant)
By:	Discover Bank
(Originator of the Trust)

Date: December 14, 2005

By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Accounting Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 5	Opinion of Latham & Watkins LLP.

Exhibit 8	Opinion of Latham & Watkins LLP as to certain federal tax matters concerning the Class A Certificates and Class B Certificates of Subseries 1 and Subseries 2 of Series 2005-4.

Exhibit 23	Consent of Latham & Watkins LLP (included in Exhibit 5).